LOTSOFF CAPITAL MANAGEMENT EQUITY TRUST

Supplement dated March 1, 2004
to the
Prospectus dated October 31, 2003

This Supplement updates certain information contained in the Lotsoff Capital Management Micro Cap Fund Prospectus dated October 31, 2003. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-877-568-7633.

The information under “How to Purchase Shares from the Fund” on page 7 is hereby amended to include the following:

“The Fund may accept initial investments of (i) not less than $5,000 from investors who are related to or affiliated with shareholders who have invested $25,000 in the Fund and (ii) not less than $1,000 from Trustees of the Fund and employees and officers of the Adviser.”